Exhibit 99.2

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                                      (Unaudited)
                                                                                     September 30,      December 31,
($ in thousands, except par value)                                                       1997               1996
                                                                                     -----------        -----------
Assets

Cash and due from banks ......................................................       $    21,247        $    22,396
Federal funds sold ...........................................................             8,175              5,750
Securities available-for-sale, net, at estimated fair value ..................           196,340            215,961
Securities held-to-maturity, net:
   Mortgage-backed securities, net (estimated fair value
      of $996,033 and $1,027,922, respectively) ..............................           992,453          1,042,843
   Other bonds and notes, net (estimated fair value
      of $72,469 and $131,117, respectively) .................................            72,323            131,478
Federal Home Loan Bank of New York stock .....................................            24,250             23,600

Loans receivable, net:
   Mortgage loans on real estate .............................................           761,970            835,600
   Other loans ...............................................................           155,591            132,968
                                                                                     -----------        -----------
   Loans receivable ..........................................................           917,561            968,568

   Allowance for loan losses .................................................           (40,357)           (17,228)
                                                                                     -----------        -----------
      Loans receivable, net ..................................................           877,204            951,340

Accrued interest receivable ..................................................            12,840             15,343
Premises and equipment, net ..................................................            29,630             28,273
Deferred tax asset, net ......................................................            52,966             45,365
Other assets .................................................................            65,648             59,539
                                                                                     -----------        -----------
         Total assets ........................................................       $ 2,353,076        $ 2,541,888
                                                                                     ===========        ===========

Liabilities and Stockholders' Equity

Liabilities:
   Deposits ..................................................................       $ 1,598,072        $ 1,656,702
   Borrowed funds, including securities sold under agreements
      to repurchase of $339,000 and $409,500, respectively ...................           507,774            640,384
   Accrued expenses and other liabilities ....................................            39,209             35,154
                                                                                     -----------        -----------
         Total liabilities ...................................................         2,145,055          2,332,240
                                                                                     -----------        -----------

Stockholders' Equity:
   Preferred stock, 8.25%, cumulative, ESOP convertible Series A ($1.00 par value, 1,800,000 shares authorized, 1,536,391 shares
      issued and outstanding at December 31, 1996 ............................                --              1,537
   Preferred stock, 12%, noncumulative, perpetual Series B
      ($1.00 par value, 2,000,000 shares authorized, issued
      and outstanding) .......................................................             2,000              2,000
   Additional paid-in capital, preferred .....................................            45,312             63,111
   ESOP debt guarantee .......................................................           (13,464)           (14,230)
   Common stock ($1.00 par value, 45,000,000 shares authorized, 15,669,124 and
      13,534,448 shares issued and outstanding, respectively) ................            15,669             13,534
   Additional paid-in capital, common ........................................           129,975            102,883
   Surplus fund ..............................................................            22,998             22,998
   Undivided profits .........................................................             4,503             17,845
   Net unrealized gain (loss) on securities available-for-sale, net of taxes .             1,028                (30)
                                                                                     -----------        -----------
         Total stockholders' equity ..........................................           208,021            209,648
                                                                                     -----------        -----------
         Total liabilities and stockholders' equity ..........................       $ 2,353,076        $ 2,541,888
                                                                                     ===========        ===========

See accompanying notes to consolidated financial statements.

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                   For the Quarter Ended
                                                                       September 30,
                                                                 ------------------------
($ in thousands, except per share data)                            1997            1996
                                                                 --------        --------
Interest income:
   Mortgage loans on real estate .........................       $ 14,734        $ 18,070
   Other loans ...........................................          3,155           2,916
                                                                 --------        --------
   Total interest on loans ...............................         17,889          20,986
   Securities available-for-sale .........................          3,380           3,245
   Securities held-to-maturity:
      Mortgage-backed securities .........................         17,560          17,103
      Other bonds and notes ..............................          1,785           2,210
   Other .................................................            596             521
                                                                 --------        --------
         Total interest income ...........................         41,210          44,065
                                                                 --------        --------

Interest expense:
   Deposits ..............................................         15,856          16,597
   Securities sold under agreements to repurchase ........          5,880           5,795
   Other borrowed funds ..................................          3,253           3,732
                                                                 --------        --------
         Total interest expense ..........................         24,989          26,124
                                                                 --------        --------

Net interest income ......................................         16,221          17,941
Provision for loan losses ................................         21,000             500
                                                                 --------        --------
Net interest (loss) income after provision for loan losses         (4,779)         17,441
                                                                 --------        --------

Non-interest income:
   Income from mortgage activities .......................            238           2,102
   Customer service fees .................................          1,029           1,125
   Fees from sales of investment products ................            533             354
   Net loss on sales of securities .......................         (7,279)             --
   Other .................................................            319              24
                                                                 --------        --------
         Total non-interest (loss) income ................         (5,160)          3,605
                                                                 --------        --------

Non-interest expense:
   Compensation and benefits .............................          5,659           5,981
   Occupancy, net ........................................          2,007           1,942
   Equipment and data processing services ................          2,468           1,447
   Advertising and promotion .............................            254             583
   Federal deposit insurance premiums ....................             53             129
   Non-performing loan and real estate activities ........          2,046             591
   Other .................................................          2,485           2,107
                                                                 --------        --------
         Total non-interest expense ......................         14,972          12,780
                                                                 --------        --------

(Loss) income before taxes ...............................        (24,911)          8,266
Income tax (benefit) expense .............................         (9,314)          3,284
                                                                 --------        --------

         Net (loss) income ...............................       $(15,597)       $  4,982
                                                                 ========        ========

Primary (loss) earnings per share ........................       $  (1.12)       $   0.23
Fully diluted (loss) earnings per share ..................          (1.12)           0.22
Dividends declared per common share ......................           0.05              --

See accompanying notes to consolidated financial statements.

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                           For the Nine Months Ended
                                                                 September 30,
                                                          --------------------------
($ in thousands, except per share data)                     1997             1996
                                                          ---------        ---------
Interest income:
   Mortgage loans on real estate ..................       $  49,516        $  57,204
   Other loans ....................................           8,982            8,118
                                                          ---------        ---------
   Total interest on loans ........................          58,498           65,322
   Securities available-for-sale ..................          10,534            9,766
   Securities held-to-maturity:
      Mortgage-backed securities ..................          53,746           49,549
      Other bonds and notes .......................           5,960            6,485
   Other ..........................................           1,585            1,797
                                                          ---------        ---------
         Total interest income ....................         130,323          132,919
                                                          ---------        ---------

Interest expense:
   Deposits .......................................          47,633           50,443
   Securities sold under agreements to repurchase .          18,125           16,840
   Other borrowed funds ...........................          10,392           11,758
                                                          ---------        ---------
         Total interest expense ...................          76,150           79,041
                                                          ---------        ---------

Net interest income ...............................          54,173           53,878
Provision for loan losses .........................          21,500            1,500
                                                          ---------        ---------
Net interest income after provision for loan losses          32,673           52,378
                                                          ---------        ---------

Non-interest income:
   Income from mortgage activities ................           1,013            3,608
   Customer service fees ..........................           2,914            2,861
   Fees from sales of investment products .........           1,438            1,289
   Net (loss) gain on sales of securities .........          (7,279)              20
   Other ..........................................             625              405
                                                          ---------        ---------
         Total non-interest (loss) income .........          (1,289)           8,183
                                                          ---------        ---------

Non-interest expense:
   Compensation and benefits ......................          17,132           17,827
   Occupancy, net .................................           5,882            5,881
   Equipment and data processing services .........           5,860            4,430
   Advertising and promotion ......................             851            1,282
   Federal deposit insurance premiums .............             411              383
   Provision for real estate losses ...............             500               --
   Non-performing loan and real estate activities .           3,535            2,430
   Other ..........................................           7,029            6,463
                                                          ---------        ---------
         Total non-interest expense ...............          41,200           38,696
                                                          ---------        ---------

(Loss) income before taxes ........................          (9,816)          21,865
Income tax (benefit) expense ......................          (3,668)           8,419
                                                          ---------        ---------

         Net (loss) income ........................       $  (6,148)       $  13,446
                                                          =========        =========

Primary (loss) earnings per share .................       $   (0.79)       $    0.59
Fully diluted (loss) earnings per share ...........           (0.79)            0.55
Dividends declared per common share ...............            0.15               --

See accompanying notes to consolidated financial statements.

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (UNAUDITED)

                                                                                  For the Nine Months Ended
                                                                                        September 30,
                                                                                 --------------------------
($ in thousands)                                                                   1997             1996
                                                                                 ---------        ---------
Preferred stock - Series A:
   Balance at beginning of period ........................................       $   1,537        $   1,595
   Conversion of 1,536,391 and 58,236 shares to common stock .............          (1,537)             (58)
                                                                                 ---------        ---------
         Balance at end of period ........................................              --            1,537
                                                                                 ---------        ---------
Preferred stock - Series B:
         Balance at beginning and end of period ..........................           2,000            2,000
                                                                                 ---------        ---------
Additional paid-in capital, preferred:
   Balance at beginning of period ........................................          63,111           63,810
   Conversion of 1,536,391 and 58,236 shares to common stock .............         (17,799)            (699)
                                                                                 ---------        ---------
         Balance at end of period ........................................          45,312           63,111
                                                                                 ---------        ---------
ESOP debt guarantee:
   Balance at beginning of period ........................................         (14,230)         (15,670)
   Payment of principal on ESOP debt .....................................             766              705
                                                                                 ---------        ---------
         Balance at end of period ........................................         (13,464)         (14,965)
                                                                                 ---------        ---------
Common stock:
   Balance at beginning of period ........................................          13,534           13,289
   Issuance of 2,134,676 and 150,907 shares of common stock ..............           2,135              151
                                                                                 ---------        ---------
         Balance at end of period ........................................          15,669           13,440
                                                                                 ---------        ---------
Additional paid-in capital, common:
   Balance at beginning of period ........................................         102,883          100,648
   Issuance of 2,134,676 and 150,907 shares of common stock,
      including applicable tax benefit ...................................          27,092            1,329
                                                                                 ---------        ---------
         Balance at end of period ........................................         129,975          101,977
                                                                                 ---------        ---------
Surplus fund:
         Balance at beginning and end of period ..........................          22,998           22,998
                                                                                 ---------        ---------
Undivided profits:
   Balance at beginning of period ........................................          17,845            7,231
   Net (loss) income .....................................................          (6,148)          13,446
   Dividends declared on preferred stock, net of applicable tax benefit ..          (5,088)          (5,090)
   Dividends declared on common stock, net of applicable tax benefit .....          (2,106)              --
                                                                                 ---------        ---------
         Balance at end of period ........................................           4,503           15,587
                                                                                 ---------        ---------
Net unrealized gain (loss) on securities available-for-sale, net of taxes:
   Balance at beginning of period ........................................             (30)              36
   Change in net unrealized gain (loss), net of taxes ....................           1,058             (882)
                                                                                 ---------        ---------
         Balance at end of period ........................................           1,028             (846)
                                                                                 ---------        ---------
         Total stockholders' equity at end of period .....................       $ 208,021        $ 204,839
                                                                                 =========        =========

See accompanying notes to consolidated financial statements.

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                     For the Nine Months Ended
                                                                                           September 30,
                                                                                    --------------------------
($ in thousands)                                                                      1997             1996
                                                                                    ---------        ---------
Cash flows from operating activities:
   Net (loss) income ........................................................       $  (6,148)       $  13,446
                                                                                    ---------        ---------
   Items to reconcile net (loss) income to net cash provided by operating activities:
        Depreciation and amortization .......................................           1,657            1,718
        Provisions for loan and real estate losses ..........................          22,000            1,500
        Deferred tax (benefit) expense ......................................          (4,081)           8,005
        Decrease in net deferred fees .......................................            (906)            (782)
        Amortization of premiums and accretion of discounts, net ............           2,035            1,505
        Net loss (gain) on sales of assets and loans originated for sale ....           6,857             (113)
        Net gain on sale of mortgage servicing rights .......................              --           (1,504)
        Sales of loans originated for sale, net .............................           4,736            1,701
        (Increase) decrease in accrued interest receivable and other assets .            (433)           3,244
        Decrease in accrued expenses and other liabilities ..................            (591)          (4,243)
                                                                                    ---------        ---------
              Net cash provided by operating activities .....................          25,126           24,477
                                                                                    ---------        ---------
Cash flows from investing activities:
        Principal repayments of securities available-for-sale ...............          21,473           19,471
        Sales of securities available-for-sale ..............................              --            4,982
        Purchases of securities available-for-sale ..........................              --           (7,734)
        Principal repayments of mortgage-backed securities ..................         138,660          143,050
        Sales of mortgage-backed securities .................................          23,821               --
        Purchases of mortgage-backed securities .............................        (121,553)        (232,090)
        Principal repayments of other bonds and notes .......................           2,618            4,023
        Principal repayments and sales of loans receivable ..................         149,760          148,753
        Originations and purchases of loans receivable ......................        (112,761)         (85,223)
        Sale of mortgage servicing rights ...................................              --              450
        Sales of other real estate ..........................................           5,024            9,355
        (Purchases) redemptions of FHLB stock, net ..........................            (650)           4,250
        Purchases of premises and equipment, net ............................          (3,014)            (922)
        Investment in joint ventures, net ...................................            (135)            (196)
                                                                                    ---------        ---------
              Net cash provided by investing activities .....................         103,243            8,169
                                                                                    ---------        ---------
Cash flows from financing activities:
        Decrease in deposits ................................................         (53,159)         (20,768)
        (Repayment of) proceeds from securities sold under agreements
           to repurchase, maturing in 90 days or less, net ..................         (70,500)         237,000
        Proceeds from borrowed funds ........................................              --           15,000
        Repayment of borrowed funds .........................................            (889)        (250,862)
        Dividends paid on preferred stock ...................................          (6,117)          (6,178)
        Dividends paid on common stock ......................................          (2,124)              --
        Proceeds from issuance of common stock ..............................           5,696              612
                                                                                    ---------        ---------
              Net cash used by financing activities .........................        (127,093)         (25,196)
                                                                                    ---------        ---------
              Net increase in cash and cash equivalents .....................           1,276            7,450
Cash and cash equivalents at beginning of period ............................          28,146           26,502
                                                                                    ---------        ---------
Cash and cash equivalents at end of period ..................................       $  29,422        $  33,952
                                                                                    =========        =========
Supplemental disclosures:
   Cash paid during the period for:
        Interest ............................................................       $  78,076        $  81,373
                                                                                    =========        =========
        Income taxes, net ...................................................             449              432
                                                                                    =========        =========
   Noncash investing activities:
        Loans to finance sales of real estate ...............................           1,800            4,006
                                                                                    =========        =========
        Loans transferred to real estate acquired through foreclosure, net ..           5,155            3,542
                                                                                    =========        =========
   Noncash financing activities:
        Elimination of Municipal Investment Trust Funds repurchase agreements          60,455               --
                                                                                    =========        =========
        Conversion of preferred stock to common stock .......................          19,336              757
                                                                                    =========        =========
        Reduction in ESOP debt guarantee ....................................             766              705
                                                                                    =========        =========

See accompanying notes to consolidated financial statements.

               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       GENERAL

         The consolidated financial statements of The Greater New York Savings Bank and Subsidiaries (the "Greater") in this report have not been audited except for the information derived from the audited Consolidated Statement of Financial Condition as of December 31, 1996. These statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in the Greater's Annual Report to Stockholders and in the related Annual Report on Form F-2 for the year ended December 31, 1996, which has been filed as an exhibit to The Greater New York Bancorp's Registration Statement on Form S-4 filed with the Commission on February 20, 1997, as amended (File No. 333-22127) pursuant to the Securities Act, and is incorporated by reference in this Form 8-K/A, as supplemented by its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997. The June 30, 1997 Quarterly Report on Form 10-Q has been filed as an exhibit to Astoria Financial Corporation's (the "Company") Current Report on Form 8-K filed with the Commission on October 3, 1997, pursuant to the Securities Act, and is incorporated by reference in this Form 8-K/A.

         In the opinion of management, all material adjustments necessary for a fair presentation of financial condition and results of operations for the interim periods presented have been made. These adjustments are of a normal recurring nature, except for certain adjustments made in connection with the merger of the Greater into Astoria Federal Savings and Loan Association (the "Association") (see Note 4). The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the entire year or any other interim period. Certain reclassifications have been made to prior period amounts. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

2.       (LOSS) EARNINGS PER SHARE

         Both primary and fully diluted loss per share are calculated by dividing net loss plus preferred stock dividend requirements by the weighted-average number of shares of common stock outstanding. Primary and fully diluted earnings per share are calculated by dividing net income less preferred stock dividend requirements by the weighted-average number of shares of common stock and dilutive common stock equivalents outstanding. Common stock equivalents consist of options to purchase common stock.

         Prior to the actual conversion of ESOP Series A 8.25% Cumulative Convertible Preferred Stock (the "Preferred Stock") on July 3, 1997 (see Note
3), the computation of fully diluted earnings per share also included certain adjustments to net income and the addition of other potentially dilutive securities outstanding. The adjustments to net income represented the elimination of ESOP dividends and the addition of incremental expense, which would have arose as a result of a hypothetical conversion into common stock of the Preferred Stock. Other potentially dilutive securities represented the shares of common stock that would have arose from such a conversion.

         Preferred stock dividend requirements, adjusted net (loss) income applicable to common stock and the average number of shares used for primary and fully diluted (loss) earnings per share computations are summarized as follows:

                                                           For the Quarter Ended               For the Nine Months Ended
                                                               September 30,                        September 30,
                                                    --------------------------------       --------------------------------
($ in thousands)                                       1997                  1996              1997                 1996
                                                    ------------        ------------       ------------        ------------
Preferred dividend requirements .............       $      1,485        $      1,803       $      5,088        $      5,408
Adjusted net (loss) income applicable to:
   Primary (loss) earnings per share ........       $    (17,082)       $      3,179       $    (11,236)       $      8,038
   Fully diluted (loss) earnings per share ..       $    (17,082)       $      3,274       $    (11,236)       $      8,321
Average number of common shares outstanding .         15,193,364          13,426,146         14,169,672          13,353,802
Average number of common and dilutive
   common equivalent shares outstanding for:
      Primary (loss) earnings per share .....         15,193,364          13,587,948         14,169,672          13,513,735
      Fully diluted (loss) earnings per share         15,193,364          15,151,124         14,169,672          15,113,588

3.       CONVERSION OF SERIES A 8.25% CUMULATIVE CONVERTIBLE PREFERRED STOCK

         On July 3, 1997, the United States Trust Company of New York, the trustee of the Greater's Employee Stock Ownership Plan ("ESOP"), converted all the outstanding shares of the Greater's Preferred Stock into the Greater's common stock. The Preferred Stock was converted at a rate of 0.9448 per share of common stock for each share of the Preferred Stock. As a result, 1,396,227 shares of the Greater's common stock was issued upon the conversion of 1,477,802 shares of the Preferred Stock. The conversion had no impact on the Greater's reported financial position at September 30, 1997 or its results of operations for the quarter and nine months ended September 30, 1997. The conversion resulted in a reclassification of $5.1 million of preferred equity to common equity.

4.       MERGER INTO ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION

         Following the close of business on September 30, 1997, the Greater was acquired by and merged into the Association, a wholly-owned subsidiary of the Company, in a transaction that was accounted for as a purchase (the "Merger").

         The Merger contained restrictions on the operations of the Greater pending the completion of the Merger and also required the Greater, at the written request of the Company, to modify and change its loan, litigation, real estate valuation policies and practices (including loan classifications and level of reserves) and investment and asset/liability management policies and practices before the consummation of the Merger so as to be consistent on a mutually satisfactory basis with those of the Association, subject to compliance with generally accepted accounting principles, and all applicable laws and regulations. The Greater was not obligated to take any such action until after the date on which all required regulatory and shareholder approvals were received, and after receipt of written confirmation from the Company that the Greater was not aware of any fact or circumstance that would prevent completion of the Merger.

         In September 1997, the Company advised the Greater in writing to: (i) record an incremental pre-tax provision for loan losses of $21.0 million, (ii) transfer approximately $25 million of commercial real estate and multi-family loans that would have been categorized as 60-89 days past due and still accruing interest at September 30, 1997 to a nonperforming status, and (iii) record pre-tax charges totaling $3.5 million related to the transfer of the aforementioned loans (of which $2.0 million was recorded as expenses for nonperforming loans and real estate activities and $1.5 million was recorded as a reversal of interest income previously accrued).

5.    LEGAL MATTERS

         On April 3, 1997, a purported class action was commenced in the Supreme Court of the State of New York (Kings County) against the Greater, its directors and certain of its executive officers. The suit is entitled Leonard Minzer and Harry Schipper v. Gerard C. Keegan, et al. The suit alleges, among other things, that the directors and certain executive officers of the Greater have breached their fiduciary duties in entering into the merger agreement and related arrangements.

         The complaint seeks, among other things, a preliminary and permanent injunction against the Merger and the related transactions, an order to the directors and executive officers to carry-out their fiduciary duties, and unspecified damages and costs. The Greater believes that the allegations made in this action are without merit. On May 16, 1997, Mr. Keegan and the Greater filed an initial motion to dismiss the action.

         On July 18, 1997, a purported class action was commenced in the U.S. District Court for the Eastern District of New York entitled Leonard Minzer and Harry Schipper v. Gerard C. Keegan, et al. against the Greater, its directors, certain of its executive officers, the Company and the Association. The suit alleges, among other things, that the Greater, its directors and certain of its executive officers solicited proxies in violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9, promulgated thereunder by failing to disclose certain allegedly material facts in the proxy statement, as amended, that was circulated to the Greater's shareholders in connection with the merger, and that the Greater's directors and certain executive officers have breached their fiduciary duties in entering into the merger agreement and related arrangements. Plaintiff's also claim, among other things, that the Company and the Association aided the Greater's officers and directors in allegedly breaching their fiduciary duties. Plaintiffs sought, among other things, a preliminary and permanent injunction against consummation of the Merger and the related transactions, an order directing the directors and executive officers of the Greater to carry-out their fiduciary duties, and unspecified damages and costs. The Greater and the Association were served with the complaint in the Federal Action on July 30, 1997. On July 31, 1997, the plaintiffs made an application to the Court for expedited discovery and to set a hearing on their prospective application for a preliminary injunction. Shortly thereafter, all defendants filed motions to dismiss the complaint in this action.

         At a hearing on August 11, 1997, the Court permitted certain limited, particularized discovery to be had by the plaintiffs. On September 2, 1997, the plaintiffs filed an amended complaint and an application for a preliminary injunction. An evidentiary hearing on the plaintiffs' application was held on September 10, 1997. On September 22, 1997, the court issued a written decision denying the plaintiffs' application in all respects. On or about November 18, 1997, a stipulation signed by counsel for all parties was filed withdrawing plaintiffs claims, without prejudice, against certain of the Greater's officers who were not also directors of the Greater, that stipulation must be so ordered by the Court. Certain of the Greater's non-director officers also entered into an agreement providing, among other things, that the running of time is tolled for one year for purposes of all legal or equitable defenses which they may have with respect to the claims asserted in the lawsuits. The Greater has indicated that it believes that the allegations made in this action are without merit. All defendants filed motions to dismiss the plaintiff's amended complaint on or about November 19, 1997.


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